Exhibit 10.34B

                                                                                                                              Exhibit C

Amendment No. One to the

Oryx Energy Company

Executive Retirement Plan

As Amended and Restated

Effective January 1, 1995

WHEREAS, Oryx Energy Company (the “Company”) last amended and restated the Executive Retirement Plan (the “Plan”) effective January 1, 1995; and

WHEREAS, the Company desires further to amend the Plan; and

WHEREAS, the Board of Directors of the Company approved the amendment to the Plan as set forth below.

NOW, THEREFORE, pursuant to the powers reserved in Article IX of the Plan, the Plan has been amended, effective January 1, 1996, as follows:

I.

The first sentence of the first paragraph in Section 3.08(b) is amended by the addition of the words “or 1996” after the phrase “under an outplacement program during 1995”.

II.

Except for the amendments reflected in this instrument, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 11th day of December, 1995.

ORYX ENERGY COMPANY

By:  __/s/  Frances G. Heartwell _________

Name:   Frances G. Heartwell ___________

Title:   _Vice President, Human Resources_

            _  and Administration____________

ATTEST:

By:  __/s/  William C. Lemmer______

Title:  _Secretary_________________

Amendment No. Two to the

Oryx Energy Company

Executive Retirement Plan

As Amended and Restated

Effective January 1, 1995

WHEREAS, Oryx Energy Company (the “Company”) last amended and restated the Executive Retirement Plan (the “Plan”) effective January 1, 1995 and last amended the Plan effective January 1, 1996; and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, pursuant to the powers reserved in Article IX of the Plan, the Plan is hereby amended as follows:

I.

Effective January 1, 1997, the first sentence of the first paragraph in Section 3.08(b) is amended to include the year 1997, by the revision of the phrase “under an outplacement program during 1995 or 1996” to read “under an outplacement program during 1995, 1996 or 1997”.

II.

Except for the amendments reflected in this instrument, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 5th day of September, 1996.

ORYX ENERGY COMPANY

By:  __/s/  Frances G. Heartwell _________

Name:   Frances G. Heartwell ___________

Title:   _Vice President, Human Resources_

            _  and Administration____________

ATTEST:

By:  __/s/  William C. Lemmer______

Title:  _Vice President, General______

         _Counsel and Secretary_______

Amendment No. Three to the

Oryx Energy Company
Executive Retirement Plan
As Amended And Restated

Effective January 1, 1995

WHEREAS, Oryx Energy Company (the “Company”) last amended and restated the Executive Retirement Plan (the “Plan”) effective January 1, 1995 and last amended the Plan effective January 1, 1997; and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, pursuant to the powers reserved in Article IX of the Plan, the Plan is hereby amended as follows:

I.

Effective January 1, 1998, the first sentence of the first paragraph in Section 3.08(b) is amended to include the year 1998, by the revision of the phrase “under an outplacement program during 1995, 1996 or 1997” to read “under an outplacement program during 1995, 1996, 1997 or 1998”.

II.

Except for the amendments reflected in this instrument, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 4th day of September, 1997.

ORYX ENERGY COMPANY

By:  __/s/  Frances G. Heartwell _________

Name:   Frances G. Heartwell ___________

Title:   _Vice President, Human Resources_

            _  and Administration____________

ATTEST:

By:  __/s/  William C. Lemmer_______

Title:   _Vice President, General______

            Counsel and Secretary_______